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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported)     January 29, 2002
                                                         (January 24, 2002)
                                                      -------------------------

                            DEVON ENERGY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-30176                                  73-1567067
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     (Commission File Number)               (I.R.S. Employer Identification No.)


     20 North Broadway, Suite 1500,
         Oklahoma City, Oklahoma                        73102-8260
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(Address of Principal Executive Offices)                (Zip Code)

                                 (405) 235-3611
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 24, 2002, Mitchell Energy & Development Corp. ("Mitchell") merged with Devon NewCo Corporation, and the surviving corporation of the merger is a wholly-owned subsidiary of the Registrant. In connection therewith, each share of Mitchell common stock that was outstanding prior to the merger, other than those shares for which dissenters' rights have been validly exercised, was converted into 0.585 of a share of common stock of the Registrant and the right to receive $31.00 per share in cash. Upon conversion of the outstanding shares of Mitchell common stock in the merger, the outstanding shares of Mitchell common stock were cancelled and retired and ceased to exist.

         The Registrant assumed each of the outstanding option and bonus unit plans of Mitchell. At the effective time of the merger, each outstanding option and bonus unit to acquire Mitchell common stock vested and was converted automatically into the right to purchase 1.20 shares of the Registrant's common stock for each share of Mitchell common stock covered by the option or bonus unit before the merger and the exercise price for each option and bonus unit now equals the pre-conversion exercise price divided by 1.20.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Audited Consolidated Financial Statements of Mitchell Energy & Development Corp. ("Mitchell") as of December 31, 2000 and 1999 and for the years ended December 31, 2000, 1999 and 1998 (incorporated by reference to Mitchell's Annual Report on Form 10-K for the year ended December 31, 2000, as amended, File No. 1-6959)

                  Unaudited Consolidated Financial Statements of Mitchell as of September 30, 2001 and for the nine months ended September 30, 2001 (incorporated by reference to Mitchell's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001, File No. 1-6959)

         (b)      Pro Forma Financial Statements.

                  Unaudited Devon Energy Corporation ("Devon") Pro Forma Combined Financial Statements (incorporated by reference to pages 118 through 146 of the Registration Statement on Form S-4 of Devon and Devon Holdco Corporation, File No. 333-68694 and 333-68694-01, as amended (the "Form S-4")

         (c)      Exhibits.

         2.1 Amended and Restated Agreement and Plan of Merger, by and among, Devon Energy Corporation, Devon NewCo Corporation, Devon Holdco Corporation, Devon Merger Corporation, Mitchell Merger Corporation and Mitchell Energy & Development Corp., dated as of August 13, 2001 (incorporated by reference to Annex A to the Form S-4)

         23.1     Consent of Arthur Andersen LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DEVON ENERGY CORPORATION

Dated:  January 29, 2002                    By:   /s/  Danny J. Heatly
                                                 -------------------------------
                                                 Name:    Danny J. Heatly
                                                 Title:   Vice President




                                       2
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                                    DESCRIPTION
-------                                   -----------

2.1      Amended and Restated Agreement and Plan of Merger, by and among, Devon Energy Corporation,
         Devon NewCo Corporation, Devon Holdco Corporation, Devon Merger Corporation, Mitchell
         Merger Corporation and Mitchell Energy & Development Corp., dated as of August 13, 2001
         (incorporated by reference to Annex A to the Form S-4)

23.1     Consent of Arthur Andersen LLP